Exhibit 10.16

CERTAIN INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***],

HAS BEEN OMITTED BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE

THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NO. 1 TO CELL LINE LICENSE AGREEMENT

This Amendment No. 1 (this “Amendment”) is entered into between Silverback Therapeutics, Inc. (“Licensee”) and WuXi Biologics (Hong Kong) Limited (“WuXi Biologics”), effective as of the date of the last signature hereto, and amends, as set forth herein, the Cell Line License Agreement (the “CLLA”), effective as of 11 October, 2019 entered into between Licensee and WuXi Biologics. Each of WuXi Biologics and Licensee are referred to from time to time as a “Party” and collectively as the “Parties”. All terms used, but not otherwise defined, in this Amendment shall have the meanings accorded to them in the CLLA.

1. The Parties hereby agree to amend the Appendix I pursuant to Section 1.2 of the CLLA as follows:

List of Service Agreements for Licensee Products

	Licensee Product Name	Contract(e.g.,MasterService Agreements)	Effective Date
1	[***]	[***]	[***]
2	[***]	[***]	[***]
3
4

2.	Miscellaneous.

2.1	Ratification of Agreement. The CLLA is in all respects ratified and confirmed by the Parties.

2.2	One Instrument. The CLLA and this Amendment shall be read, taken and construed as one and the same document.

2.3	Counterpart Signatures. This Amendment may be signed by the Parties in multiple, separate counterparts which when taken together shall constitute one and the same

***Certain Information Omitted

document. This Agreement may be signed by electronic signature via a recognized provider (e.g., DocuSign or Adobe) or “.pdf” file and such signature shall be deemed to bind each Party hereto as if they were original.

IN WITNESS WHEREOF, the Parties have signed this Amendment through their duly authorized representatives.

WuXi Biologics (Hong Kong) Limited		Silverback Therapeutics, Inc.

Signature:	/s/ Chris Chen	Signature:	/s/ Jeffrey Pepe

Name:	Chris Chen	Name:	Jeffrey Pepe

Title:	CEO	Title:	General Counsel

Date:	1/12/2021	Date:	1/12/2021